UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/10/2015

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13879

Delaware	98-0181725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8310 South Valley Highway

Suite 350

Englewood, Colorado, 80112

(Address of principal executive offices, including zip code)

(303)792-5554

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2015, the board of directors of Innospec Inc. (the “Company”) determined that it was in the best interests of the Company and its stockholders to amend the Amended and Restated By-Laws of the Company (the “By-Laws”) and adopted an amendment to the By-Laws, effective immediately (the “By-Law Amendment”).

The By-Law Amendment (i) added a new “Article IX—Litigation” to the By-Laws, (ii) renumbered the existing “Article IX—Amendments, etc.” as Article X, and (iii) made several other minor revisions to the By-Laws.

New Article IX provides that unless the Company consents in writing to the selection of an alternative forum, the exclusive forum for the following shall be courts in Delaware as provided below:

(a)	any derivative action or proceeding brought on behalf of the Company,

(b)	any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the Company to the Company or the Company’s stockholders,

(c)	any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (the “DGCL”), the certificate of incorporation, or the By-Laws, or as to which the DGCL confers jurisdiction upon the Court of Chancery of the State of Delaware,

(d)	any action asserting a claim governed by the internal affairs doctrine, or

(e)	any other internal corporate claim as defined in Section 115 of the DGCL or any successor provision.

In the case of (a) through (e), the exclusive forum shall, to the fullest extent permitted by law, be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction to decide such action or claim, another Delaware state court that has subject matter jurisdiction to decide such action or claim, or, if no Delaware state court has subject matter jurisdiction to decide such action or claim, the federal district court for the District of Delaware if it has subject matter jurisdiction to decide such action or claim).

The By-Law Amendment also contains various minor revisions to update and clarify the By-Laws. These include expressly (i) permitting meetings to be held solely by means of remote communications (rather than being held at a specific place), (ii) authorizing electronic transmissions of notices and board actions and specifying related requirements, (iii) clarifying when notices are deemed received and permitting notice delivery by nationally recognized courier, and (iv) identifying limited liability companies as a type of enterprise for the purposes of the indemnification section. The By-Law Amendment also makes several stylistic edits for consistency.

The foregoing summary is qualified in its entirety by reference to the text of the Amended and Restated By-Laws as adopted and effective on November 10, 2015, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the attached exhibit index, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

By:	/s/ David E. Williams
David E. Williams
VP, General Counsel and CCO

Date: November 13, 2015

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-Laws of Innospec Inc. as adopted and effective on November 10, 2015

5